UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2004

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	Not Applicable

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES
Index to Exhibits
EX-10.1: AMENDMENT TO SERVICE AGREEMENT
EX-10.2: SERVICE AGREEMENT
EX-10.3: SERVICE AGREEMENT
EX-10.4: SEVERANCE PLAN
EX-10.5: LONG-TERM INCENTIVE PLAN, AS AMENDED
EX-10.6: PERFORMANCE UNIT PLAN, AS AMENDED
EX-10.7: SHARE OPTION PLAN, AS AMENDED

Item 1.01. Entry into a Material Definitive Agreement.

CEO Service Agreement

     On August 27, 2004, we entered into a new service agreement with Anthony Taylor (the “New Service Agreement”), pursuant to which he agreed to continue to serve as our Chief Executive Officer, President and Chairman of the Board of Directors through December 31, 2007 following the expiration of his current service agreement on December 31, 2004. Pursuant to the terms of the New Service Agreement, Mr. Taylor will be paid an initial base salary of $900,000 per annum, subject to annual increase or decrease (but not below the initial base salary) as determined by the Compensation and Nominating Committee of the Company’s Board of Directors, subject to ratification by the full Board. In addition, Mr. Taylor will be eligible to receive a bonus of 50% of his base salary, provided targeted goals are met, and will receive an annual grant of performance shares pursuant to the Company’s Long Term Incentive Plan, which shall become effective on January 1, 2005 (the “LTIP”), with a target value of at least $3,000,000 over a maximum three-year performance cycle. Terms relating to Mr. Taylor’s base salary are effective as of July 1, 2004 pursuant to an amendment to his current service agreement.

     In the event Mr. Taylor resigns with good reason or is terminated without cause, the New Service Agreement provides that he shall be entitled to receive accrued salary and benefits, an amount equal to at least two times the sum of his base salary and target bonus, accelerated vesting of stock options and a pro rata payment with respect to any outstanding performance shares previously awarded under the LTIP. The New Service Agreement also contains customary provisions relating to reimbursement of expenses, confidentiality, non-competition and non-solicitation.

     The Amendment to Mr. Taylor’s current Service Agreement with the Company and Montpelier Reinsurance Ltd., the Service Agreement between Mr. Taylor and the Company, and the Service Agreement between Mr. Taylor and Montpelier Marketing Services (UK) Limited, each dated August 27, 2004, are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference in this report.

Montpelier Re Holdings Ltd. Severance Plan

     On August 27, 2004, the Board of Directors approved the entry by the Company into a severance plan (the “Severance Plan”), to be effective January 1, 2005, that provides for the payment of specified benefits if the employment of certain senior executives terminates in connection with a “change in control” as defined by the Company’s LTIP. Benefits are triggered under the& Severance Plan if, within twenty-four months following the occurrence of a change in control, a plan participant’s employment is terminated by the Company for a reason other than death, disability or cause, or by the participant following a constructive termination.

     Pursuant to the Severance Plan, the Company’s Compensation and Nominating Committee (the “Committee”), in its sole discretion, determines whether an executive should receive Group A Benefits (a “Group A Executive”) or Group B Benefits (a “Group B Executive”). Under the Severance Plan, if a Group A Executive’s employment is terminated, lump-sum cash payments will be made within thirty days to such executive equal to three times the sum of the executive’s annual base salary and annual bonus, each as determined in accordance with the Severance Plan. If a Group B Executive’s employment is terminated, lump-sum cash payments will be made within thirty days to such executive equal to two times the sum of the executive’s annual base salary and annual bonus, each as determined in accordance with the Severance Plan. In order to receive any payments under the Severance Plan, the executive must execute within sixty days of termination of employment an agreement under which he or she agrees to a general release of all claims against the Company.

     Currently, the Committee has determined that our Chief Executive Officer, President and Chairman of the Board, Mr. Taylor, is a Group A Executive and that Thomas G.S. Busher, C. Russell Fletcher, III and Nicholas Newman-Young, each an Executive Vice President of the Company, are Group B Executives. The Severance Plan is administered by the Committee, which is authorized to interpret the Severance Plan and to establish, amend and rescind any rules and regulations relating to the Severance Plan.

     The Montpelier Re Holdings Ltd. Severance Plan is attached as Exhibit 10.4 and is incorporated by reference in this report.

Montpelier Long-Term Incentive Plan

     On August 27, 2004, the Committee and the Board of Directors approved an amendment to our Long-Term Incentive Plan. As was previously reported in our Current Report on Form 8-K, filed on May 18, 2004, the amendment included minimum vesting periods to be set forth in the LTIP (as opposed to in the award agreements as has been our practice) and greater specificity regarding situations where shareholder approval of amendments is required. In addition, the Committee and the Board approved certain other minor technical amendments to our Share Option Plan and Performance Unit Plan in which certain key employees of the Company may participate.

     The Montpelier Long-Term Incentive Plan, the Montpelier Re Holdings Ltd. Performance Unit Plan, and the Montpelier Re Holdings Ltd. Share Option Plan, each as amended, are attached as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated by reference in this report.

     Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1	Amendment to Service Agreement, dated August 27, 2004, between Anthony Taylor, the Company and Montpelier Reinsurance Ltd.

Exhibit 10.2	Service Agreement, dated August 27, 2004, between Anthony Taylor and the Company

Exhibit 10.3	Service Agreement, dated August 27, 2004, between Anthony Taylor and Montpelier Marketing Services (UK) Limited

Exhibit 10.4	Montpelier Re Holdings Ltd. Severance Plan

Exhibit 10.5	Montpelier Long-Term Incentive Plan, as amended

Exhibit 10.6	Montpelier Re Holdings Ltd. Performance Unit Plan, as amended

Exhibit 10.7	Montpelier Re Holdings Ltd. Share Option Plan, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)
September 1, 2004	By:	/s/ Neil McConachie

Date	Name: Title:	Neil McConachie Chief Accounting Officer and Treasurer
(chief accounting officer)

Index to Exhibits

Exhibit No.	Description
Exhibit 10.1	Amendment to Service Agreement, dated August 27, 2004, between Anthony Taylor, the Company and Montpelier Reinsurance Ltd.

Exhibit 10.2	Service Agreement, dated August 27, 2004, between Anthony Taylor and the Company

Exhibit 10.3	Service Agreement, dated August 27, 2004, between Anthony Taylor and Montpelier Marketing Services (UK) Limited

Exhibit 10.4	Montpelier Re Holdings Ltd. Severance Plan

Exhibit 10.5	Montpelier Long-Term Incentive Plan, as amended

Exhibit 10.6	Montpelier Re Holdings Ltd. Performance Unit Plan, as amended

Exhibit 10.7	Montpelier Re Holdings Ltd. Share Option Plan, as amended